Exhibit 99.2

Investor Contact Charlie Ruehr +1 703 883 1000 Media Contact Kent Landers +1 703 883 3246	7930 Jones Branch Drive McLean, VA 22102

HILTON ANNOUNCES PRICING OF SENIOR NOTES OFFERING

McLEAN, VA (May 7, 2026) – Hilton Worldwide Holdings Inc. (NYSE: HLT) (“Hilton”) announced today that its indirect subsidiary Hilton Domestic Operating Company Inc. (the “Issuer”) successfully finalized the terms of the Issuer’s offering of $1 billion aggregate principal amount of 5.500% Senior Notes due 2031 (the “Notes”). The Issuer anticipates that consummation of the offering will occur on May 11, 2026, subject to customary closing conditions, and intends to use the net proceeds of the offering to repay $450 million of borrowings under the Issuer’s senior secured revolving credit facility, and the remainder for general corporate purposes.

The Notes offered have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes were offered by the initial purchasers only to persons reasonably believed to be “qualified institutional buyers” in reliance on the exemption from registration provided by Rule 144A under the Securities Act and to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act.

This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act, and it is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the Notes or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to Hilton’s expectations regarding the performance of its business, future financial results, liquidity and capital resources and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “forecasts,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties including, among others, risks inherent to the hospitality industry; macroeconomic factors beyond Hilton’s control, such as inflation, changes in interest rates, challenges due to labor shortages or disputes and supply chain disruptions; the loss of key senior management personnel; competition for hotel guests and management and franchise contracts; risks related to doing business with third-party hotel owners; performance of Hilton’s information technology systems; growth of reservation channels outside of Hilton’s system; risks of doing business outside of the U.S.; risks associated with geopolitical conflicts, including Iran; uncertainty resulting from U.S. and global political trends, tariffs and other policies, including potential barriers to travel, trade and immigration and other geopolitical events; and Hilton’s indebtedness. Additional factors that could cause Hilton’s results to differ materially from those described in the forward-looking statements can be found under the section entitled “Part I—Item 1A. Risk Factors” of Hilton’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which is filed with the Securities and Exchange Commission (the “SEC”) and is accessible on the SEC’s website at www.sec.gov. Such factors may be updated from time to time in our periodic filings with the SEC. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Hilton’s filings with the SEC. Hilton undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.